Brown Advisory Equity Income Fund Class/Ticker: Institutional Shares / BIADX Advisor Shares / BADAX
Summary Prospectus | December 30, 2011

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.brownadvisoryfunds.com/FundDocuments/tabid/355/Default.aspx. You may also obtain this information at no cost by calling 800-540-6807. The Fund’s Prospectus and Statement of Additional Information, both dated December 30, 2011, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Brown Advisory Equity Income Fund (the “Fund”) seeks to provide current dividend yield and dividend growth.

Fees and Expenses
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Advisor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None
Redemption Fee (as a % of amount redeemed within 14 days of purchase)	1.00%	1.00%
Exchange Fee (as a % of amount exchanged within 14 days of purchase)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.00%	0.25%
Other Expenses(1)	0.45%	0.40%
Acquired Fund Fees and Expenses (2)	0.01%	0.01%
Total Annual Fund Operating Expenses	1.21%	1.41%
Fee Waiver and Expense Reimbursement	-0.05%	-0.05%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement(3)	1.16%	1.36%
(1)	Other Expenses are based on estimated customary Fund expenses for the current fiscal year.
(2)	“Acquired Fund Fees and Expenses” are estimated for the current fiscal year.
(3)
The Advisor has contractually agreed to waive its fees and reimburse certain expenses (excluding taxes, interest expense in connection with investment activities, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses) to limit Total Annual Fund Operating Expenses for Institutional Shares and Advisor Shares to 1.15% and 1.35%, respectively, of the Fund’s average daily net assets through December 30, 2013.  The contractual waivers and expense reimbursements may be changed or eliminated at any time after December 30, 2013 by the Board of Trustees upon 60 days notice to the Advisor, or by the Advisor with the consent of the Board of Trustees.

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation for 2 years).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Shares	$118	$379
Advisor Shares	$138	$441

Portfolio Turnover
The Fund pays transaction costs, such as commissions and dealer mark-ups, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies
Under normal conditions, Brown Investment Advisory Incorporated (the “Advisor”) seeks to achieve the Fund’s investment objective by investing at least 80% of the value of its net assets (plus borrowings for investment purposes) in a diversified portfolio of dividend paying common stocks.  The Advisor may invest in securities of companies of various market capitalizations but will focus on larger capitalization companies.  Large market capitalization companies are, according to the Advisor, those companies with market capitalizations of greater than $1 billion at the time of initial investment.  Equity securities include domestic and foreign common and preferred stock, convertible debt securities, American Depositary Receipts (“ADRs”), Master Limited Partnerships (“MLPs”), real estate investment trusts (“REITs”) and exchange traded funds (“ETFs”), and the Advisor may also invest in private placements in these types of securities.  To the extent the Fund invests in MLPs, its investments will be restricted to holding interests in limited partners of such investments.  To the extent the Fund invests in ETFs, it will do so primarily in ETFs that have an investment objective similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein.  ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities.  The Advisor may also invest in debt-securities, including lower-rated debt-securities (“junk bonds”) and foreign securities including depositary receipts.

As the Advisor seeks to reduce the risk of permanent loss of capital, the Advisor follows an investment strategy referred to as “equity income, emphasizing current income and a conservative stock portfolio.  The equity income strategy seeks to generally maintain a portfolio yield that is greater than the S&P 500 Index.  Within that context, the balance between current income and prospective growth of dividends is driven by fundamental stock selection.

With respect to 20% of its assets, the Fund may invest in (1) investment grade and non-investment grade debt securities (i.e., junk bonds), or (2) unrated debt securities determined by the Advisor to be of comparable quality.

The Advisor may sell a stock if the stock has reached a price whereby its risk/reward characteristics are not as favorable, the company’s fundamentals have deteriorated so that the original investment thesis for holding the stock no longer holds or if there is a better opportunity has been identified.  In order to respond to adverse market, economical, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents.

Principal Investment Risks
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  The following are the principal risks that could affect the value of your investment:

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Convertible Securities Risk.  The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

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Debt/Fixed Income Securities Risk.  An increase in interest rates typically causes a fall in the value of the debt securities in which the Fund may invest.  The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s portfolio of debt securities.  Issuers may (increase) decrease prepayments of principal when interest rates (fall) increase, affecting the maturity of the debt security and causing the value of the security to decline.

•
Non-Investment Grade (“Junk Bond”) Securities Risk.  Securities rated below investment grade, i.e., BA or BB and lower (“junk bonds”), are subject to greater risks of loss of your money than higher rated securities.  Compared with issuers of investment grade fixed-income securities, junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties.

•
Equity and General Market Risk.  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value.  The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated.  The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities.

•
ETF Risk.  ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.  Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests.

•	Foreign Securities Risk. Foreign securities, including ADRs, are subject to additional risks including international trade, currency, political, regulatory and diplomatic risks.

•	Management Risk. The Fund may not meet its investment objective based on the Advisor’s success or failure to implement investment strategies for the Fund.

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Master Limited Partnership Risk.  Investing in Master Limited Partnerships (“MLPs”) entails risk related to fluctuations in energy prices, decreases in supply of or demand for energy commodities, unique tax consequences due to the partnership structure and various other risks.

•	New Fund Risk. The Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size.

•
Private Placement Risk.  The Fund may invest in privately issued securities of domestic common and preferred stock, convertible debt securities, ADRs, REITs and ETFs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended (“1933 Act”).  Privately issued securities are restricted securities that are not publicly traded.  Delay or difficulty in selling such securities may result in a loss to the Fund.

•
REIT and Real Estate Risk.  The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs.  Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual REITs in which the Fund invests.

•
Smaller and Medium Capitalization Company Risk.  Securities of smaller and medium-sized companies may be more volatile and more difficult to liquidate during market down turns than securities of larger companies.  Additionally the price of smaller companies may decline more in response to selling pressures.

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Value Company Risk.  The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value.  The value of the Fund may decrease in response to the activities and financial prospects of an individual company.

Performance Information
Because the Fund recently commenced operations, it does not have a full calendar year of performance to compare against a broad measure of market performance.  Accordingly, performance information is not available.  Performance information will be available after the Fund has been in operation for one calendar year.  At that time, the performance information will provide some indication of the risks of investing in the Fund by comparing it against a broad measure of market performance.

Management

Investment Advisor	Portfolio Managers
Brown Investment Advisory Incorporated	Michael L. Foss and Brian E. Graney have co-managed the Fund since its inception in December, 2011.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Brown Advisory Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, or by telephone at 800-540-6807 (toll free).  Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.  The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
– Standard Accounts	$250,000	$100
– Traditional and Roth IRA Accounts	$2,000	$100
– Accounts with Systematic Investment Plans	$2,000	$100
Advisor Shares
– Standard Accounts	$2,000	$100
– Traditional and Roth IRA Accounts	$1,000	N/A
– Accounts with Systematic Investment Plans	$250	$100
– Qualified Retirement Plans	N/A	N/A

Tax Information

The Fund intends to make distributions that will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a fund-supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.